LIQUIDITY AND CAPITAL RESOURCES	12 Months Ended
Sep. 30, 2025
Liquidity And Capital Resources
LIQUIDITY AND CAPITAL RESOURCES

NOTE 3 － LIQUIDITY AND CAPITAL RESOURCES

On June 10, 2025, the Company completed its IPO and raised net proceeds of approximately US$5.2 million, after deducting underwriting discounts and commissions and expenses associated with the offering of US$7.0 million.

As of September 30, 2025, the Company had cash and cash equivalents of approximately HK$40.1 million (US$5.2 million) and positive working capital of approximately HK$46.0 million (US$5.9 million). For the year ended September 30, 2025, the Company reported a net loss of approximately HK$40.9 million (US$5.3 million), primarily attributable to non-cash share-based compensation expenses associated with marketing and business development services. The Company also recorded negative operating cash flows of approximately HK$10.4 million (US$1.3 million).

707 CAYMAN HOLDINGS LIMITED AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The Company expects the marketing and operational costs to continue increasing to maintain its status as a publicly traded company and to support significant business development initiatives to expand its customer base. Management continues to monitor and analyze the cash and cash equivalents, the Company’s ability to generate sufficient revenue in the future, and its operating and capital expenditure commitments. Based on the current projection of revenue and expenses, management believes that existing cash and cash equivalents will be sufficient to meet all financial obligations in the next 12 months from the date of these consolidated financial statements.